T. ROWE PRICE
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          SHORT-TERM U.S. GOVERNMENT FUND, INC.

          Supplement to Prospectus dated October 1, 1995
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          The following sentences will be added at the end of the footnotes in Table 1 under "Transaction and Fund Expenses" on page 2 of the prospectus.

               Effective March 1, 1996, T. Rowe Price agreed to extend the existing expense limitation of 0.70% for a period of two years and three months ending on May 31, 1998. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the Fund whenever the Fund's expense ratio is below 0.70%; however, no reimbursement will be made after May 31, 2000, or if it would result in the expense ratio exceeding 0.70%.

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          The date of this supplement is February 28, 1996.
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